UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2025

Chrome Holding Co.

(Exact name of registrant as specified in its charter)

Delaware	001-39587	87-1240344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 Market Street, Room 415

San Francisco, California 94102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 938-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on March 23, 2025, Chrome Holding Co. (formerly known as 23andMe Holding Co.), a Delaware corporation (the “Company”), and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions seeking relief under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Missouri (the “Court”).

As previously disclosed, on July 14, 2025, the Company and 23andMe Research Institute (formerly known as TTAM Research Institute), a California nonprofit public benefit corporation (“Research Institute”), consummated the transactions contemplated by that certain Asset Purchase Agreement, by and among the Debtors and Research Institute, dated as of June 13, 2025, whereby Research Institute acquired substantially all of the Debtors’ assets (the “Transaction”). Following the consummation of the Transaction, effective August 16, 2025, Research Institute appointed Joseph Selsavage, the Company’s Interim Chief Executive Officer and Chief Financial and Accounting Officer (the “CEO/CFAO”), as its Chief Financial Officer. Mr. Selsavage will continue to serve as the Company’s CEO/CFAO while serving as Research Institute’s Chief Financial Officer (the “Dual Service”) until the effective date of a Court-approved Chapter 11 plan or such later date as may be agreed among the Company and Mr. Selsavage (the “End Date”).

On August 21, 2025 (the “Effective Date” and, the period beginning on the Effective Date and ending on the End Date, the “Transition Period”), the Special Committee (the “Committee”) of the Board of Directors of the Company approved certain changes to Mr. Selsavage’s compensation in connection with the Dual Service. Specifically, during the Transition Period, Mr. Selsavage will be entitled to receive 75% of his current annual base salary rate of $600,000 for his service as the CEO/CFAO of the Company. On the Effective Date, the Committee also approved changing Mr. Selsavage’s title from “Interim Chief Executive Officer and Chief Financial and Accounting Officer” to “Chief Executive Officer and Chief Financial and Accounting Officer.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHROME HOLDING CO.

Date: August 22, 2025	By:	/s/ Joseph Selsavage
	Name:	Joseph Selsavage
	Title:	Chief Executive Officer and Chief Financial and Accounting Officer